Exhibit 99.2

Supplemental Financial Information
December 31, 2006
(Unaudited)

Table of Contents

Page #

Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Operations - Segments	4 - 7

Summary of Operating Results
Funds From Operations	8
Dividends – All Classes of Common Shares	8
Rental Income	9
Real Estate Revenue Allocation	9
Discontinued Operations	10
Interest Expense	10

Summary Balance Sheet Information
Common Share Data	11
Capitalization	11
Net Asset Valuation	11
Debt Information
Outstanding Balances and Terms	12 - 13
Fixed vs. Variable Rate Debt	13

Property & Tenant Information
Property Table	14 - 15
Tenant Diversification	16
Leasing Activity Report	16
Lease Expiration Schedule	17

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2006.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a growing real estate company focused on the development, acquisition, construction, disposition, brokerage, leasing and management of shopping centers in major metropolitan markets throughout the Southwest and Southeast.  The company deploys its broad range of real estate development and operating expertise to grow two distinct businesses within AmRIET.  The first is a 1.0 million square foot portfolio of “Irreplaceable Corners TM” – Premier retail properties in high traffic, densely populated areas.  The second is an advisory and sponsorship business that had a total of $280 million in assets under management as of December 31, 2006.  Founded in 1985, AmREIT is a fully integrated equity real estate investment trust that has been public since 2002.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas 77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets (in thousands):

	December 31 2006	December 31, 2005

	(unaudited)
ASSETS
Real estate investments at cost:
Land	$122,043	$112,784
Buildings	140,487	127,094
Tenant improvements	9,296	7,366

	271,826	247,244
Less accumulated depreciation and amortization	(10,628)	(5,943)

	261,198	241,301
Real estate held for sale, net	2,708	3,569
Net investment in direct financing leases held for investment	19,204	19,212
Intangible lease cost, net	16,016	17,761
Investment in merchant development funds and other affiliates	2,651	2,311

Net real estate investments	301,777	284,154
Cash and cash equivalents	3,415	5,915
Tenant receivables	4,330	3,132
Accounts receivable, net	1,772	1,807
Accounts receivable - related party	1,665	4,158
Notes receivable - related party	10,104	11,232
Deferred costs	2,045	1,487
Other assets	3,311	3,086

TOTAL ASSETS	$328,419	$314,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$144,453	$114,687
Accounts payable and other liabilities	9,151	8,232
Below market leases, net	3,960	2,940
Security deposits	668	651

TOTAL LIABILITIES	158,232	126,510

Minority interest	1,137	1,176
Shareholders’ equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,549,950 and 6,479,278 shares issued, respectively	65	65
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 1,080,180 and 2,148,649 shares issued, respectively	11	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,145,531 and 4,119,923 shares issued, respectively	41	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 11,039,803 and 11,035,482 shares issued, respectively	110	110
Capital in excess of par value	194,696	204,331
Accumulated distributions in excess of earnings	(23,749)	(16,736)
Cost of treasury shares, 292,238 and 77,741 Class A shares, respectively	(2,124)	(548)

TOTAL SHAREHOLDERS’ EQUITY	169,050	187,285

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$328,419	$314,971

Consolidated Statements of Operations:

	Quarter ended December31,		Year Ended December 31,

	2006	2005	2006	2005

Revenues:
Rental income from operating leases	$7,413	$6,959	$28,158	$20,484
Earned income from direct financing leases	508	508	2,030	2,030
Real estate fee income	556	133	1,334	485
Real estate fee income - related party	4,409	1,219	6,983	4,588
Construction revenues	1,380	1,636	3,025	2,302
Construction revenues - related party	3,749	1,361	10,435	2,434
Securities commission income - related party	2,382	644	6,554	1,163
Asset management fee income - related party	267	128	823	495

Total revenues	20,664	12,588	59,342	33,981

Expenses:
General and administrative	3,251	2,529	9,489	6,209
Property expense	1,648	2,089	6,851	4,860
Construction costs	4,782	2,784	12,290	4,283
Legal and professional	642	373	1,559	1,593
Real estate commissions	502	68	1,042	266
Securities commissions	2,038	563	5,732	1,012
Depreciation and amortization	2,120	2,061	8,741	6,046

Total expenses	14,983	10,467	45,704	24,269

Operating income	5,681	2,121	13,638	9,712
Other income (expense):
Interest and other income	555	191	1,425	705
Income from merchant development funds and other affiliates	448	(27)	967	161
Federal income tax (expense) benefit for taxable REIT subsidiary	(1,223)	99	(870)	(379)
Interest expense	(2,150)	(1,690)	(8,083)	(6,412)
Minority interest in income of consolidated joint ventures	(40)	(152)	(150)	(240)

Income before discontinued operations	3,271	542	6,927	(3,547)
Income from discontinued operations	20	2,107	254	3,356
Gain on sales of real estate acquired for resale	370	2,351	382	3,223

Income from discontinued operations	390	4,458	636	6,579

Net income	3,661	5,000	7,563	10,126
Distributions paid to class B, C and D shareholders	(2,713)	(2,897)	(11,442)	(9,245)

Net loss available to class A shareholders	$948	$2,103	$(3,879)	$881

Net (loss) income per class A common share - basic and diluted
Loss before discontinued operations	$0.09	$(0.36)	$(0.72)	$(1.09)
Income from discontinued operations	0.06	0.69	0.10	1.26

Net loss	$0.15	$0.33	$(0.62)	$0.17

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	6,238	6,446	6,300	5,205

Segmented Statements of Operations:

			Asset Advisory Business

For the year ended December 31, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$30,139	$49	$—	$—	$—	$30,188
Securities commission income	—	—	6,554	—	—	6,554
Real estate fee income	—	8,317	—	—	—	8,317
Construction revenues	—	13,460	—	—	—	13,460
Other income	—	—	—	823	—	823

Total revenue	30,139	21,826	6,554	823	—	59,342
Securities commissions	—	—	5,732	—	—	5,732
Depreciation and amortization	8,734	7	—	—	—	8,741
Property expense	6,828	—	23	—	—	6,851
Construction costs	—	12,290	—	—	—	12,290
Legal and professional	1,248	1,284	69	—	—	2,601
General and administrative	1,819	5,219	2,284	167	—	9,489

Total expenses	18,629	18,800	8,108	167	—	45,704
Interest expense	(7,519)	(330)	(234)	—	—	(8,083)
Other income/ (expense)	1,033	(415)	602	152	—	1,372
Income from discontinued operations	281	355	—	—	—	636

Net income (loss)	$5,305	$2,636	$(1,186)	$808	$—	$7,563

			Asset Advisory Business

For the year ended December 31, 2005	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$22,514	$—	$—	$—	$—	$22,514
Securities commission income	—	—	10,350	—	(9,187)	1,163
Real estate fee income	—	5,073	—	—	—	5,073
Construction revenues	—	4,736	—	—	—	4,736
Other income	—	—	—	495	—	495

Total revenue	22,514	9,809	10,350	495	(9,187)	33,981
Securities commissions	—	—	8,076	—	(7,064)	1,012
Depreciation and amortization	6,046	—	—	—	—	6,046
Property expense	4,803	57	—	—	—	4,860
Construction costs	—	4,283	—	—	—	4,283
Legal and professional	1,214	532	112	1		1,859
General and administrative	1,657	3,597	2,818	260	(2,123)	6,209

Total expenses	13,720	8,469	11,006	261	(9,187)	24,269
Interest expense	(5,816)	(572)	(24)	—	—	(6,412)
Other income/ (expense)	269	(19)	(59)	56	—	247
Income from discontinued operations	4,584	1,995	—	—	—	6,579

Net income (loss)	$7,831	$2,744	$(739)	$290	$—	$10,126

			Asset Advisory Business

For the three months ended December 31, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$7,888	$33	$—	$—	$—	$7,921
Securities commission income	—	—	2,382	—	—	2,382
Real estate fee income	—	4,965	—	—	—	4,965
Construction revenues	—	5,129	—	—	—	5,129
Other income	—	—	—	267	—	267

Total revenue	7,888	10,127	2,382	267	—	20,664
General and administrative	996	1,570	650	35	—	3,251
Property expense	1,740	(95)	3	—	—	1,648
Construction costs	—	4,782	—	—	—	4,782
Legal and professional	535	94	13	—	—	642
Real estate commissions	—	502	—	—	—	502
Securities commissions	—	—	2,038	—	—	2,038
Depreciation and amortization	2,115	5	—	—	—	2,120

Total expenses	5,386	6,858	2,704	35	—	14,983
Interest expense	(1,977)	25	(198)	—	—	(2,150)
Other income/ (expense)	(23)	(525)	476	(189)	—	(261)
Income (loss) from discontinued operations	(8)	399	—	—	—	391

Net income (loss)	$494	$3,168	$(44)	$43	$—	$3,661

			Asset Advisory Business

For the three months ended December 31, 2005	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$7,468	$—	$—	$—	$—	$7,468
Securities commission income	—	—	645	—	—	645
Real estate fee income	—	1,352	—	—	—	1,352
Construction revenues	—	2,997	—	—	—	2,997
Other income	—	—	—	128	—	128

Total revenue	7,468	4,349	645	128	—	12,590
General and administrative	663	1,141	634	92	—	2,530
Property expense	2,083	5	—	—	—	2,088
Construction costs	—	2,784	—	—	—	2,784
Legal and professional	305	41	27	1	—	374
Real estate commissions	—	69	—	—	—	69
Securities commissions	—	—	563	—	—	563
Depreciation and amortization	2,062	—	—	—	—	2,062

Total expenses	5,113	4,040	1,224	93	—	10,470
Interest expense	(1,286)	(477)	43	(29)	—	(1,749)
Other income/ (expense)	105	2	(18)	20	—	109
Income (loss) from discontinued operations	2,989	1,470	—	—	—	4,459

Net income (loss)	$4,163	$1,304	$(554)	$26	$—	$4,939

AmREIT
Summary of Operating Results

	Three Months Ended December 31,		Year Ended December 31,

Funds From Operations:	2006	2005	2006	2005

Income – before discontinued operations	$3,271	$542	$6,927	$3,547
Income – from discontinued operations	390	4,458	636	6,579
Plus depreciation of real estate assets – from operations	2,141	2,210	8,766	5,952
Plus depreciation of real estate assets – from discontinued operations	—	177	16	111
Adjustments for nonconsolidated affiliates	21	35	132	100
Less gain on sale of real estate assets acquired for investment	1	(2,805)	(285)	(3,400)
Less class B, C & D distributions	(2,713)	(2,897)	(11,442)	(9,245)

Total Funds From Operations available to class A shareholders	$3,111	$1,720	$4,750	$3,644

Weighted Average Class A Shares Outstanding	6,238	6,446	6,300	5,205

Funds from Operations per Class A Share	$0.50	$0.27	$0.75	$0.70
Dividends:
Class A Common share dividends per share	$0.12	$0.12	$0.50	$0.50
Class B Common share dividends per share (1)	$0.19	$0.19	$0.74	$0.74
Class C Common share dividends per share (2)	$0.17	$0.17	$0.70	$0.70
Class D Common share dividends per share (3)	$0.16	$0.16	$0.65	$0.65

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and became callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  After three years and beginning in August 2006, subject to the issuance date of the respective shares, we have the right to force conversion of the shares into class A shares at the 10% conversion premium on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder’s option.

(3)

The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2006	2005	2006	2005

Rental and Earned Income:
Base minimum rent	$5,032	$4,698	$19,712	$14,825
Earned income from direct financing leases	508	508	2,030	2,030
Straight line rent	432	73	782	319
Over/Under market rent	32	31	82	218
Percentage rent	469	70	760	154
Tenant reimbursements	1,448	2,087	6,105	4,968
Lease termination fees	—	—	717	—

Total Rental and Earned Income	$7,921	$7,467	$30,188	$22,514

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2006	2005	2006	2005

Real Estate Operating Revenue:
Development and construction management fees
Merchant development funds and affiliates	$603	$183	$970	$1,243
Unrelated third parties	140	40	170	70
Leasing and brokerage commissions
Merchant development funds and affiliates	3,676	919	5,608	3,145
Unrelated third parties	416	93	1,164	415
Property management fees
Merchant development funds and affiliates	130	117	405	200

Total Real Estate Operating Revenue	$4,965	$1,352	$8,317	$5,073

Percent attributable to merchant development funds and affiliates	89%	90%	84%	90%
Percent attributable to unrelated third parties	11%	10%	16%	10%

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2006	2005	2006	2005

Discontinued operations:
Rental revenue and earned income from DFL	$—	$256	$52	$1,804
Gain on sale of real estate held for investment	(1)	2,805	285	3,400
Interest and other income	—	—	—	146
Gain on sale of real estate held for resale	370	2,351	382	3,223

Total revenues	369	5,412	719	8,573

Property expense	(3)	(205)	(104)	(382)
General and administrative	(3)	(262)	(17)	(271)
Federal income tax expense	(15)	(166)	7	(340)
Legal and professional	17	6	(39)	(2)
Depreciation and amortization	1	5	(15)	(111)
Minority interest	24	(195)	92	(597)
Interest expense	—	(28)	(7)	(182)
Debt prepayment penalty	—	(109)	—	(109)

Total expenses	21	(954)	(83)	(1,994)

Income from discontinued operations	390	4,458	$636	$6,579

Basic and diluted income from discontinued operations per class A common share	$0.06	$0.69	$0.10	$1.26

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2006	2005	2006	2005

Interest Expense:
Interest paid – floating rate	$125	$—	$467	$579
Interest paid – fixed rate	2,016	1,699	7,595	5,839
Loan cost amortization	67	50	253	221
Out-of-market debt amortization	(58)	(59)	(232)	(227)

Total Interest Expense	$2,150	$1,690	$8,083	$6,412

AmREIT
Summary Balance Sheet Information

	December 31, 2006	December 31, 2005

Class A Common Share Data:
Closing market price	$8.33	$6.90
Dividend yield	6.00%	7.24%
90-day average trading volume	16,474	25,095
Total Capitalization:
Debt	$144,453	$114,687
Class A common shares at market	52,127	44,171
Class B common shares as converted	8,998	14,826
Class C common shares as converted	45,601	45,319
Class D common shares as converted	118,899	118,852

Total Capitalization	$370,078	$337,855

Debt to Total Capitalization	39.0%	33.9%

Portfolio Net Asset Value Calculation:

Annual Property NOI		$22,323,000
Average Property Cap Rate	6.30%
Property Gross Value		354,339,000
Property Held for Sale		1,905,000
Notes Receivable		10,078,000
Cash, Receivables, Other		15,391,000

Total Asset Value			381,713,000
Notes Payable		(140,213,000)
Security Deposits		(9,829,000)

Total Liabilities			(150,042,000)
Minority Interest (1)			(2,814,000)

Total Net Asset Value (NAV)			228,857,000
NAV – Non Traded Shares (2)			170,638,000
NAV – class A common shares (2)			58,219,000
NAV – Per Class A common (2)			$9.30

(1) Includes the portion of the net asset value that is owned by third parties or management, such as management’s ownership interest in AAA CTL.

(2) NAV and NAV per share represent only the portfolio value and other liquid assets.  We have not valued the asset advisory business or any of our general partner back end interests in the above analysis.

AmREIT
Debt Information

Description	Amount Outstanding 12-31-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility (1)	$11,929	$—	6.93%	$826	11/4/2007

2007 Maturities	$11,929	$—
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Merger Notes (2)	$—	$760	5.47%	$43	7/23/2010

2010 Maturities	$—	$760
Sugarland IHOP	$1,155	$1,196	8.25%	$138	3/1/2011
Sugar Land Plaza	2,286	2,313	7.60%	203	11/1/2011

2011 Maturities	$3,441	$3,509
Albuquerque IHOP	$670	$692	7.82%	$75	4/24/2012
Baton Rouge IHOP	1,107	1,143	7.82%	124	4/24/2012
Beaverton IHOP	785	811	7.82%	88	4/16/2012
Charlottesville IHOP	558	576	7.82%	62	4/24/2012
El Paso #1934 IHOP	673	695	7.82%	75	4/16/2012
Rochester IHOP	842	870	7.82%	94	4/16/2012
Shawnee IHOP	665	686	7.82%	74	4/18/2012
5115 Buffalo Spdwy.	2,731	2,761	7.58%	241	5/11/2012
Salem IHOP	551	567	7.82%	61	5/17/2012
Springfield IHOP	915	944	7.82%	102	6/21/2012
Roanoke IHOP	635	654	7.89%	71	7/26/2012
Centerville IHOP	1,110	1,145	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,199	1,237	7.89%	134	7/19/2012
Alexandria IHOP	640	660	7.89%	71	7/19/2012
El Paso #1938 IHOP	802	826	7.89%	89	8/23/2012
La Verne IHOP	668	688	7.89%	74	8/23/2012
Memphis #4482 IHOP	696	717	7.89%	77	8/23/2012
Parker IHOP	749	772	7.89%	83	8/23/2012

2012 Maturities	$15,996	$16,444
Cinco Ranch	$8,298	$8,430	5.60%	$601	7/10/2013
Plaza in the Park	17,538	17,817	5.60%	1,270	7/10/2013

2013 Maturities	$25,836	$26,247
Uptown Park	$49,000	$49,000	5.37%	$2,631	6/1/2015

2015 Maturities	$49,000	$49,000
Southbank - Riverwalk	$20,000	$—	5.91%	$1,182	6/1/2016

2016 Maturities	$20,000	$—
Bakery Square	$3,967	$4,211	8.00%	$571	2/10/2017

2017 Maturities	$3,967	$4,211

Total Maturities (3)	$143,579	$113,581

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs.  Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of December 31, 2006 remain constant through maturity.

(2) The Merger Notes were paid off during the quarter ended March 31, 2006.

(3) Total maturities above are $874 thousand and $1.1 million less than total debt as reported in our consolidated financial statements as of December 31, 2006 and December 31, 2005, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Fixed vs. Variable Rate Debt:

	December 31, 2006	% of Total	December 31, 2005	% of Total

Variable rate	$11,929	8.3%	$—	0.0%
Fixed rate	132,524	91.7%	114,687	100.0%

	$144,453	100.0%	$114,687	100.0%

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of December 31, 2006	% Leased

Uptown Park - Phase I and II	Ann Taylor, McCormick & Schmick’s	Houston	TX	6/1/2005	169,112	$4,520,617	93%
Southbank - Riverwalk	Hard Rock Café	San Antonio	TX	9/30/2005	46,673	1,511,552	100%
MacArthur Park and Pad Sites	Kroger	Irving	TX	12/04 & 12/05	237,381	3,917,651	97%
Plaza in the Park	Kroger	Houston	TX	7/1/2004	144,062	2,496,892	95%
Cinco Ranch	Kroger	Houston	TX	7/1/2004	97,297	1,207,722	100%
Bakery Square	Walgreens & Bank of America	Houston	TX	7/21/2004	34,614	853,738	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/2003	28,000	1,236,646	94%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	6/3/1998	20,018	373,317	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	7/1/1998	16,750	349,612	100%
Terrace Shops	Starbucks	Houston	TX	12/15/2003	16,395	436,844	93%
584 N. Germantown Pkwy. (Baptist Memorial Medical Plaza)	Auto Zone & Baptist Memorial	Memphis	TN	7/23/2002	15,000	194,026	75%
Courtyard on Post Oak	Verizon Wireless	Houston	TX	6/15/2004	13,597	477,361	100%
Uptown Plaza - Dallas	Grotto, Century Bank, Pei Wei	Dallas	TX	3/30/2006	38,872	1,622,985	100%

Multi-Tenant Shopping Centers Total					877,771	19,198,963

Single Tenant (Ground Leases)	City	State	Date Acquired	GLA	Annualized Base Rent as of December 31, 2006	% Leased

CVS Corporation	Houston	TX	1/10/2003	13,824	$327,167	100%
Darden Restaurants	Peachtree City	GA	12/18/1998	6,867	79,366	100%
Carlson Restaurants	Hanover	MD	9/16/2003	6,802	141,674	100%
Citibank	San Antonio	TX	12/17/2004	4,439	155,000	100%
Fontana Tract (2)	Dallas	TX	12/11/2006	—	—	—
Washington Mutual	Houston	TX	12/11/1996	3,685	98,160	100%
Washington Mutual	The Woodlands	TX	9/23/1996	3,685	61,794	100%

Single Tenant (Ground Leases) Total				39,302	863,161

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of December 31, 2006	% Leased

Golden Corral	Houston	TX	7/23/2002	12,000	182,994	100%
Golden Corral	Humble	TX	7/23/2002	12,000	181,688	100%
Carlson Restaurants	Houston	TX	7/23/2005	8,500	200,000	100%
#1483 IHOP Corporation	Sugarland	TX	9/22/1999	4,020	189,146	100%
#1737 IHOP Corporation	Centerville	UT	7/25/2002	4,020	162,656	100%
# 4462 IHOP Corporation (5)	Memphis	TN	8/23/2002	4,020	178,898	100%
#5318 IHOP Corporation	Topeka	KS	9/30/1999	4,020	158,359	100%
AFC, Inc.	Atlanta	GA	7/23/2002	2,583	119,279	100%
Advance Auto (1)(2)(3)(4)	Various		Various	21,000	131,421	Note (1)

Single Tenant (Fee Simple) Total				72,163	1,504,441

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of December 31, 2006	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,560,215	100%

Company Total GLA % Leased				1,049,725	$23,126,780	96.50%

(1)	Under Development (GLA represents proposed leaseable square footage).
(2)	Held for Sale
(3)	Held in joint venture of which we are the managing 50% owner
(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5)

IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO.  Each of the properties has a GLA of 4,020 square feet.  These properties are held by a consolidated subsidiary, 75.0% of which is owned by AmREIT, 19.6% of which is own by AMREIT Income & Growth Fund, one of our affiliated merchant development funds, and the remainder of which is owned by unaffiliated third parties.

(6)	This property is 100% leased; however, rent does not commence until after December 31, 2006.

Top Tenants by revenue concentration for the year ended December 31, 2006:

Tenant	Rental Income	% of Rental Income

Kroger	$2,710	8.94%
IHOP Corporation	2,249	7.42%
CVS/pharmacy	1,046	3.45%
Landry’s	872	2.88%
Linens ‘N Things	624	2.06%

Total	$7,501	24.75%

Leasing Activity for the quarter ended December 31, 2006:

			Rent per sq. ft.

	# of leases	Total sq. ft.	New Rent	Old Rent	% Change

New leases	7	19,302	35.43	N/A	N/A
Activity on Existing Leases:
Lease renewals	3	10,445	30.67	25.67	19.48%
Non-renewals	0	—	N/A	N/A	N/A
Expired/Cancelled leases	3	5,607	N/A	19.61	N/A

Lease Expirations by Year:

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2007	15	35,369	3.65%
2008	22	67,791	7.00%
2009	32	77,939	8.05%
2010	32	130,919	13.52%
2011	52	193,102	19.95%
2012	7	26,274	2.71%
2013	6	25,373	2.62%
2014	7	27,287	2.82%
2015	1	3,000	0.31%
2016	10	49,583	5.12%
2019	1	4,020	0.42%
2020	4	75,991	7.85%
2021	4	86,806	8.97%
2022	1	4,020	0.42%
2023	1	63,373	6.55%
2024	3	21,864	2.26%
2025	6	32,100	3.32%
2026	4	16,080	1.66%
2027	3	12,060	1.25%
2056	1	15,120	1.56%

Totals	212	968,071	100.00%